UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2017

State Bank Financial Corporation
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-35139	27-1744232
(Commission File Number)	(IRS Employer Identification No.)

3399 Peachtree Road, NE, Suite 1900
Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

(404) 475-6599
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.  Other Events

On August 23, 2017, the Board of Directors of State Bank Financial Corporation declared a quarterly dividend of $.14 per common share to be paid on September 12, 2017 to the common stock shareholders of record as of September 5, 2017. A copy of the press release announcing the cash dividend is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

 (d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by State Bank Financial Corporation on August 24, 2017 regarding the announcement of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE BANK FINANCIAL CORPORATION

Dated: August 24, 2017	By:	/s/ Sheila E. Ray
Sheila E. Ray
Chief Financial Officer and Chief Operating Officer